UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of principal executive offices)

(Zip code)

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

THE MP 63 FUND

Annual Report

February 28, 2005

8869 Brecksville Rd., Suite C Brecksville, Ohio 44141-1921

1-877-MP63FUND (1-877-676-3386)

Dear Fellow Shareholders,

    Our sixth fiscal year, which ended February 28, 2005, provided us with a total return of 9.06%. The Net Asset Value (NAV), which ended the previous fiscal year at $11.01, ended the latest fiscal year at $11.91, and we distributed 8.562¢ per share in dividends and a 1.219¢-per-share capital gains distribution. This compares favorably with the return of the benchmark S&P 500 Index (with dividends reinvested) of 6.98%.1 Also noteworthy is that net assets totaled $33.3 million, a testament to the continuing benefits of a disciplined investing approach. Having reached these levels, we’re happy to report that the fund is beginning to realize economies of scale, resulting in a reduction of the total expense ratio to 1.22% (from our cap of 1.25%).

    We’re also very gratified by the fact that our longer-term performance continues to excel. The MP 63 Fund has received a 5-Star Overall Rating from Morningstar2 among 1,195 Large-Cap Blend funds as of 2/28/05. (The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar RatingTM metrics.) We also received 5-Star Rankings for 1-, 3-, and 5-year performance from Standard & Poor’s Mutual Fund Reports for Large-Cap Blend funds as of 2/28/05.3 We attribute this success to both the excellence of our companies and the steady funding of our savvy shareholders. Since roughly two-thirds of our companies have increased their dividends for at least 10 straight years, and since we reinvest those dividends in the companies that pay them, it seems clear that our results have benefited from the same principles that we’ve been stressing in our publications over the past quarter century.

    We hope you’ll join us in continuing to invest in these fine companies on a regular basis, whether you are enrolled for automatic investments or choose to send individual checks at regular intervals. By doing so, you'll help us to more closely utilize the dollar-cost averaging technique that we favor for long-term investing.

<signed>Vita Nelson and David Fish, co-managers

Must be preceded or accompanied by a prospectus. Mutual fund investing involves risk. Principal loss is possible.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the schedule of investments in the report for complete holdings information.

Dollar-cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities; the investor should consider his/her financial ability to continue purchases through periods of low price levels. Dollar-cost averaging and automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Quasar Distributors, LLC, Distributor. (4/05)

1Source: Standard & Poor’s Investment Services. The Standard & Poor’s 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

2© 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™  (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The MP 63 Fund was rated against the following numbers of U.S.-domiciled Large-Cap Blend funds over the following time periods: 1195 funds overall, 1195 funds in the last three years, and 894 funds in the last five years. (The MP 63 Fund does not yet have a 10-year history.) With respect to these Large-Cap Blend funds, The MP 63 Fund received an Overall Morningstar RatingTM of 5 stars and a Morningstar RatingTM of 4 stars, and 5 stars for the three- and five-year periods, respectively.  Past performance is no guarantee of future results.

3Standard & Poor’s proprietary Fund Ranking on U.S. –Domiciled funds reflect historical risk-adjusted performance as of 2/28/05 and are subject to change every month. The MP 63 Fund received 5 STARS among 798 Large-Cap Blend funds for the overall period.  The Fund was ranked among (1013, 798, and 577) Large-Cap Blend funds for the one-, three-, and five-year periods respectively.  Funds are ranked based on their three-year Sharpe Ratio.  The Sharpe ratio is a measure of the fund’s return adjusted for the fund’s risk.  It is calculated as Fund Return-Return on Treasury Bills/Fund Standard Deviation.  A STARS ranking of 5 is assigned to the top 10% of funds using the same investment style and that also outperform their benchmark over 3 years.  Approximately, the next 20% are ranked 4; 40% are ranked 3; 20% are ranked 2; 10% are ranked 1.  For a fund to be ranked higher than 3 stars, it must also outperform the three-month Treasury bill over 3 years.  S&P’s Fund Rankings do not take into account sales charges or the effect of sales charges on total returns.

The MP63 Fund, Inc.
Average Annual Total Return as of February 28, 2005
One Year: 9.06%
Five Year: 7.09%
Since Inception: 3.71%
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$12,444
$9,821
The MP 63 Fund, Inc., ending value $12,444
S&P 500 Index, ending value $9,821
Mar-99
Jun-99
Sep-99
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
Dec-04

S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.

The graph does not reflect deduction for taxes shareholders would pay on fund distributions and redemption of shares. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

The MP63 Fund, Inc.

	Schedule of Investments
	February 28, 2005
Shares/Principal Amount - % of Assets		Market Value

COMMON STOCKS

Advertising - 0.66%
16,832	Interpublic Group of Companies *	221,173

Automotive Parts- Retail/Wholesale - 0.94%
7,216	Genuine Parts Co.	312,308

Banks- Money Center - 2.62%
18,142	Bank of America Corp.	846,325
747	Morgan (J.P.) & Co., Inc.	27,303
		873,628

Banks - Regional - 3.75%
17,699	BB&T Corp.	692,916
15,360	National City Corp.	559,085
		1,252,001

Beverages- Alcoholic/Soft Drink - 2.79%
12,549	Anheuser-Busch Companies, Inc.	595,450
7,842	Coca-Cola Corp.	335,638
		931,088

Building Products- Retail/Whole - 1.78%
7,140	Black & Decker Corp.	592,049

Business Services - 0.91%
22,756	Servicemaster Co.	302,428

Chemicals- Diversified - 1.10%
1,007	DuPont (E.I.) de Nemours & Co.	53,673
16,750	RPM International, Inc.	313,728
		367,401

Chemicals - Specialty - 0.96%
10,545	Englehard Corp.	318,986

Commercial Services - 1.37%
8,572	Diebold, Inc.	457,488

Computer- Mini/Micro - 1.30%
20,828	Hewlett-Packard Co.	433,223

Containers- Paper/Plastic - 1.22%
13,638	Bemis Co., Inc.	406,958

Cosmetics & Personal Care - 8.68%
25,368	Avon Products, Inc.	1,084,989
10,032	Colgate-Palmolive Co.	530,894
13,064	Johnson & Johnson	856,999
6,388	Kimberly Clark Corp.	421,480
		2,894,362

Diversified Operations - 6.63%
6,689	3M Company	561,475
37,920	Corning, Inc. *	434,942
7,300	Fortune Brands	591,300
17,743	General Electric Co.	624,554
		2,212,271

Electronic Equipment - 1.57%
16,930	Scientific-Atlanta, Inc.	523,137

Electronic- Semiconductors - 2.43%
33,720	Intel Corp.	808,943

Finance- Investment Management - 1.95%
9,255	Franklin Resources, Inc.	649,608

Financial Services - 7.56%
19,316	Countrywide Financial Corp.	671,231
8,811	H&R Block, Inc.	469,627
43,210	Paychex, Inc.	1,379,695
		2,520,553
Fire, Marine & Casualty Insurance - 1.01%
8,224	St. Paul Travelers	338,136

Food- Misc. Preparation - 3.78%
13,507	ConAgra Foods, Inc.	369,011
14,195	Hormel Foods Corp.	442,175
6,752	Wrigley Co.	449,413
		1,260,599

Insurance- Life/Property/Casual - 3.28%
28,520	AFLAC, Inc.	1,093,172

Leisure Products - 2.31%
11,034	Polaris Industries, Inc.	770,063

Machinery- Electrical Equipment - 2.06%
11,609	Johnson Controls, Inc.	686,092

Manufacturing - 3.41%
7,161	Illinois Tool Works, Inc.	642,700
5,850	Ingersoll-Rand Co.	492,863
		1,135,563
Medical Instruments/Products - 3.96%
25,351	Medtronic, Inc.	1,321,294

Medical Drugs - 3.66%
11,168	Abbott Laboratories	513,616
25,100	Pfizer, Inc.	659,879
2,518	Schering-Plough Corp.	47,716
		1,221,211

Metal Ores- Gold/Non Ferrous - 1.02%
3,195	Phelps Dodge Corp.	340,108

Office Equipment & Supplies - 1.32%
9,575	Pitney Bowes, Inc.	439,110

Oil & Gas- International - 4.14%
10,762	BP Plc ADR	698,669
10,749	Exxon Mobil Corp.	680,519
		1,379,188

Paper & Paper Products - 0.71%
6,321	International Paper	236,089

Publishing- Books/News/Periodic - 1.33%
5,645	Gannett Company, Inc.	444,544

Retail- Apparel/Shoes - 1.48%
20,749	Limited Brands, Inc.	493,411

Retail- Drug Stores - 0.64%
60,737	Rite Aid Corp. *	212,580

Retail- Food & Restaurant - 1.04%
9,169	Wendy's International, Inc.	347,046

Retail/Wholesale- Building Products - 1.81%
15,066	Home Depot, Inc.	602,940

State Commercial Banks - 0.87%
11,000	Popular, Inc.	291,389

Telecommunications Services - 3.28%
13,976	Bellsouth Corp.	360,581
12,858	Centurytel, Inc.	432,542
12,514	SBC Communications, Inc.	300,962
		1,094,085

Textile- Apparel/Mill Products - 1.26%
7,055	VF Corp.	421,607

Transportation- Equipment/Leasing - 0.79%
6,215	Ryder Systems, Inc.	263,888

Transportation- Railroads - 0.87%
4,592	Union Pacific Corp.	291,362

Utility- Electric - 2.38%
10,953	Duke Energy Corp.	295,621
9,228	Edison International	299,725
12,569	Teco Energy, Inc.	199,721
		795,067

Utility-Gas Distribution - 2.03%
11,985	National Fuel Gas Co.	339,415
8,833	SCANA Corp.	336,008
		675,423

Utility- Water - 2.77%
37,597	Aqua America, Inc.	924,133

Total for Common Stock (Cost $27,782,176) - 99.43%		$33,155,705

Cash & Equivalents - 0.31%
35,834	American Family Financial Services Demand Note	35,834
	(Cost $35,834) 4.77%**

65,685	Wisconsin Corporate Centralcredit Union Variable	65,685
	Demand Note (Cost $65,685) 0.10%**

	Total Investments - 99.74%	33,257,224
	(Cost $27,883,695) (Note 2)

	Other Assets Less Liabilities - 0.26%	87,096

	Net Assets - 100.00%	$33,344,320

* Non-income producing security.
** Variable Rate Security; The Coupon Rate shown represents the rate at February 28, 2005.
ADR- American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2005

Assets:
Investment Securities at Market Value	$ 33,257,224
(Cost $ 27,883,695)
Cash	125,783
Dividends and Interest Receivable	66,411
Receivable for Fund Shares Sold	30,361
Total Assets	33,479,779
Liabilities
Accrued Expenses	40,641
Accrued Management Fees	8,895
Payable for Securities Purchased	82,005
Payable for Fund Shares Redeemed	3,918
Total Liabilities	135,459

Net Assets	$ 33,344,320

Net Assets Consist of:
Capital Stock, $.001 par value; 1 billion shares
authorized; 2,800,340 shares outstanding	2,800
Additional Paid in Capital	28,009,988
Accumulated Undistributed Net Investment Income	47,943
Realized Loss on Investments - Net	(89,940)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	5,373,529
Net Assets	$ 33,344,320
Net Asset Value and Redemption Price
Per Share ($33,344,320/2,800,340 shares)	$ 11.91

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the year ending February 28, 2005
Investment Income:
Dividend Income	$624,393
Interest Income	1,391
Total Investment Income	625,784
Expenses:
Investment advisor fees	106,442
Reimbursement of prior expense waivers	82,907
Administration fees	61,572
Fund servicing expense	27,616
Registration fees	22,323
Insurance expense	12,000
Printing and postage expense	14,805
Custody fees	7,500
Legal fees	10,262
Audit fees	9,971
Director fees	6,033
Compliance fees	4,000
Miscellaneous expense	2,750
Total Expenses	368,181

Net Investment Income	257,603

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(89,948)
Unrealized Appreciation on Investments	2,501,599
Net Realized and Unrealized Gain (Loss) on Investments	2,411,651

Net Increase in Net Assets from Operations	$ 2,669,254

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets
	For the	For the
	Year Ended	Year Ended
	February 28, 2005	February 29, 2004
From Operations:
Net Investment Income	$ 257,603	$ 173,374
Net Realized Gain (Loss) on Investments	(89,948)	192,585
Net Unrealized Appreciation	2,501,599	6,709,303
Increase in Net Assets from Operations	2,669,254	7,075,262
From Distributions to Shareholders:
Net Investment Income	(234,946)	(179,631)
Net Realized Gain from Security Transactions	(33,446)	-
Change in Net Assets from Distributions	(268,392)	(179,631)
From Capital Share Transactions (Note 4):
Proceeds From Sale of Shares	5,582,722	4,382,134
Shares Issued on Reinvestment of Dividends	265,659	177,688
Cost of Shares Redeemed
(net of redemption fees $2,652 and $10,674, respectively)	(2,704,155)	(1,520,741)
Net Increase from Shareholder Activity	3,144,226	3,039,081

Net Increase in Net Assets	5,545,088	9,934,712

Net Assets at Beginning of Period	27,799,232	17,864,520
Net Assets at End of Period	$ 33,344,320	$ 27,799,232

Share Transactions:
Issued	492,466	459,476
Reinvested	22,210	16,362
Redeemed	(238,184)	(160,813)
Net increase in shares	276,492	315,025
Shares outstanding beginning of period	2,523,848	2,208,823
Shares outstanding end of period	2,800,340	2,523,848

The accompanying notes are an integral part of the financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the period:	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28, 2005	February 29, 2004	February 28, 2003	February 28, 2002	2/28/2001
Net Asset Value -
Beginning of Period	$ 11.01	$ 8.09	$ 10.24	$ 9.90	$ 8.81
Net Investment Income	0.10	0.07	0.07	0.06	0.07
Net Gains or Losses on Securities
(realized and unrealized)	0.90	2.92	(2.15)	0.34	1.10
Total from Investment Operations	1.00	2.99	(2.08)	0.40	1.17

Distributions (From Net Investment Income)	(0.09)	(0.07)	(0.07)	(0.06)	(0.08)
Distributions (From Capital Gains)	(0.01)	0.00	0.00	0.00	0.00
Total Distributions	(0.10)	(0.07)	(0.07)	(0.06)	(0.08)

Net Asset Value -
End of Period	$ 11.91	$ 11.01	$ 8.09	$ 10.24	$ 9.90

Total Return (a)	9.06%	37.01%	(20.39)%	4.02%	13.25%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	33,344	27,799	17,865	18,486	15,205
Ratio of Expenses to Average Net Assets	1.22%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets, before reimbursement	1.22%	1.25%	1.39%	1.25%	1.44%
Ratio of Net Income to Average Net Assets	0.85%	0.75%	0.79%	0.63%	0.70%
Ratio of Net Income to Average Net Assets, before reimbursement	0.85%	0.75%	0.65%	0.63%	0.51%
Portfolio Turnover Rate	8.77%	9.16%	9.28%	8.22%	9.17%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

The accompanying notes are an integral part of the financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2005

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation - Portfolio securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. There were no securities valued under this pricing service for 2005.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies, distributing all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of .35% of the daily net asset value.  For the year ended February 28, 2005, the Advisor earned fees of $106,442.

The Advisor has voluntarily agreed to defer its advisory fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  During the year ended February 2005, the total operating expenses were below the annual rate of 1.25%, which enabled the Advisor to recover $82,907 of the previously waived fees. As of February 28, 2005, there are no fees subject to recapture by the Advisor.

The Advisor has also provided certain administrative services to the Fund. These expenses amounted to $27,616 during the year.

The Fund has an administrative agreement with Mutual Shareholder Services (The "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services.  Mutual Shareholder Services charges an annual fee of approximately $60,000 for services rendered based on the Fund’s current asset size.

The Fund is responsible for the cost of printing, postage, telephone costs and certain other out-of-pocket expenses. Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.

The Fund currently pays each Director an annual retainer of $2,000. Effective November 1, 2004, the Fund retained Lester Nelson, spouse of Vita Nelson, to act as Chief Compliance Officer. He will be paid $1,000 per month.  Director and compliance expenses totaled $6,033 and $4,000, respectively, for the year.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2005, purchases and sales of securities, excluding short-term   investments, aggregated $5,675,904 and $2,642,552, respectively.

NOTE 5. TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.  Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.  Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

During the year ended February 28, 2005, the Fund paid a dividend distribution of $268,392, of which $234,946 was characterized as an ordinary income distribution and $33,446 was characterized as a capital gain distribution for tax purposes. The tax basis components of distributed earnings could differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales. There were no such differences for the year ended February 28, 2005.

As of February 28, 2005, the components of distributable earnings on a tax basis were as follows:

Ordinary income

$      47,943

Long term losses

$     (89,940)

Unrealized appreciation

$ 5,373,529

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc., including the schedule of investments, as of February 28, 2005, and the related statements of operations, changes in net assets and financial highlights for the year then ended.  The statement of changes in net assets for the year ended February 29, 2004 and the and the financial highlights for the years ended February 29, 2004, February 28, 2003, February 28, 2002 and February 28, 2001, were audited by Mendlowitz Weitsen, LLP, who merged with WithumSmith+Brown, P.C. as of January 1, 2005, and whose report dated April 1, 2004 expressed an unqualified opinion on those statements. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of February 28, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. as of February 28, 2005, the results of its operations, changes in net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, P.C.

East Brunswick, New Jersey

April 21, 2005

THE MP63 FUND, INC.

Additional Information (Unaudited)

February 29, 2005

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund at 1-877-676-3386 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Fund's Advisor believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

• Reinvest all distributions in additional shares;

• Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

• Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months), the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the transfer agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value. Similarly, if correspondence sent by the Fund or the transfer agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the transfer agent notification of any change of address.

PRIVACY STATEMENT

Commitment to Consumer Privacy

From our first day of operation, The MP63 Fund, Inc. (the “Fund”) has been committed to handling investor information responsibly.  We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities.  New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information

The Fund collects, retains and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law.  We only use such information to enhance, evaluate or modify a consumer’s relationship with The Fund to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Fund and related products and services.  We do not share or sell personal information about consumers to third parties for their independent use.  However, we may share information with companies affiliated with the Fund in order to provide you with information about other products or services that may be of interest to you.

Consumer information collected by, or on behalf of the Fund generally comes from the following sources:

•

Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Fund;

•

Transaction history of a shareholder’s account; or

•

Third parties.

We may disclose consumer information to third parties who are not affiliated with the Fund:

•

as permitted by law, for example with service providers who maintain or service customer accounts for the Fund or to a shareholder’s broker/dealer, or

•

to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Fund:

•

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Fund;

•

to limit the use of information about customers of the Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Fund.

Those Directors who are officers or employees of the Advisor, or its affiliates receive no remuneration  from  the Fund. Each disinterested Director receives a fee from the Fund for each regular  quarterly and in-person special meetings of the Board of Directors attended. Each  disinterested  Director  receives $1,000 per  year  for  serving  as  a  director of the Fund and $250 for each  meeting attended.  In  addition, each disinterested  Director  may  be  reimbursed  for expenses incurred in connection with attending meetings.

DIRECTOR’S FEES

The following table  sets  forth  the  compensation  paid  by  the Fund to each disinterested Director during the fiscal year ended February 29, 2004:

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM FUND	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	BENEFITS UPON RETIREMENT	ESTIMATED ANNUAL TOTAL COMPENSATION PAID TO DIRECTORS FROM FUND
Ted S. Gladstone,	$2,000	None	None	$2,000
Director
Gloria Schaffer,	$2,000	None	None	$2,000
Director
Harold G. Weinreb,	$2,000	None	None	$2,000
Director

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding  proxy  voting for securities held by the Fund to the Fund's Advisor. The Advisor will vote  such  proxies  in accordance with its proxy policies and procedures. In some instances, the Advisor  may  be  asked to cast a proxy vote that presents a conflict between the interests of the  Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor.   In  such a case, the  Trust's  policy  requires  that  the  Advisor abstain from making a voting decision and to forward all necessary proxy  voting  materials  to the Trust to enable  the  Board  of Directors to make a voting decision.  The Advisor  shall make a written recommendation of the voting decision to the Board of Directors, which shall include:  (i)  an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation;  and  (iii)  an explanation of why the recommendation is consistent with the Advisor's (or sub-adviser's) proxy voting policies.  The Board of Directors shall make the proxy  voting decision that in its  judgment,  after  reviewing  the  recommendation of the Advisor,  is  most consistent with the Advisor's proxy voting  policies  and in the best interests of Fund shareholders.  When the Board of Directors of the  Fund  is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The  Advisor's policies and procedures state that the Advisor generally  relies on the  individual  portfolio  manager(s)  to make the final decision on how to cast proxy votes.  When exercising its voting  responsibilities,  the Advisor's policies  call  for  an  emphasis  on  (i) accountability of management of  the company  to its board, and of the board to  the  company's  shareholders,  (ii) alignment  of  management  and  shareholder  interests  and  (iii) transparency through timely disclosure of important information about a company's operations and  financial  performance.   While  no  set  of  proxy voting guidelines  can anticipate all situations that may arise, the Advisor  has  adopted  guidelines describing  the  Advisor's  general  philosophy  when proposals involve certain matters.  The following is a summary of those guidelines:

o

electing a board of directors - a board should be composed primarily of independent directors, and key board committees  should  be  entirely independent.   The  Advisor  generally  supports  efforts  to declassify boards or other measures that permit shareholders to remove  a  majority of directors at any time;

o

approving  independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

o

providing equity-based  compensation  plans - appropriately designed equity-based compensation plans, approved by  shareholders,  can  be  an effective  way  to align the interests of shareholders and the interests of directors, management,  and  employees  by  providing  incentives  to increase shareholder value.  Conversely, the Advisor is opposed to plans that  substantially  dilute  ownership interests in the company, provide participants with excessive awards,  or  have  inherently  objectionable structural features;

o

corporate  voting structure - shareholders should have voting  power equal to their equity  interest  in  the  company  and should be able to approve or reject changes to a company's by-laws by  a  simple  majority vote.   The  Advisor  opposes  super-majority requirements and generally supports the ability of shareholders  to  cumulate  their  votes for the election of directors; and

o

shareholder rights plans. - shareholder rights plans, also  known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

Information regarding the Fund's proxy voting record during the most recent 12-month  period ended June 30 is available at no charge, upon request, by calling 1-877-MP63FUN  (676-3386).   The  information  also  is  available on the SEC's website at www.sec.gov.

TAXATION

The Fund is treated as a corporation  for federal income tax purposes under the Internal Revenue Code of 1986, as amended  (the  "Code").  The  Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code. By so qualifying, the Fund will not incur federal income or  state  taxes on  its  net  investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

Amounts not distributed  on  a  timely basis in accordance with a calendar year distribution requirement are subject  to  a  nondeductible 4% excise tax at the Fund  level. To avoid the tax, the Fund must distribute  during  each  calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking  into account any capital gains or losses) for the calendar year, (b) at least 98%  of  its  capital  gains  in  excess  of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of  the  calendar  year,  and (c) all ordinary income  and  capital  gains  for previous years that were not distributed during such years.

Under the Code, dividends derived  from  interest,  and  any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in  cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends  are taxable to shareholders as long-term capital gains, regardless of the length  of time Fund shares  are  held.  Corporate  investors  are  not  eligible for the dividends- received  deduction  with  respect to distributions derived  from  interest  on short-or long-term capital gains  from  the  Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on  December  31st  of  a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January  of  the following  year.  Such  distributions  will  be  taxable to shareholders in the calendar year the distributions are declared, rather  than the calendar year in which the distributions are received.

Distributions  paid  by the Fund from net long-term capital  gains  (excess  of long-term  capital gains  over  long-term  capital  losses),  if  any,  whether received in  cash  or reinvested in additional shares, are taxable as long-term capital gains, regardless  of  the  length of time you have owned shares in the Fund. Distributions paid by the Fund  from net short-term capital gains (excess of short-term capital gains over short-term  capital  losses),  if any, whether received  in  cash  or reinvested in additional shares are taxable as  ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio  securities during the year. Realized capital gains are  not  expected  to be a significant  or  predictable  part  of  the  Fund's investment return.

A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain  or loss may be realized from an ordinary redemption of shares, a check writing redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

Dividend distributions, capital  gains  distributions,  and  capital  gains  or losses from redemptions and exchanges may be subject to state and local taxes.

Ordinarily,   distributions   and   redemption  proceeds  earned  by  the  Fund shareholder are not subject to withholding  of federal income tax. However, 31% of the Fund's distributions and redemption proceeds  must  be  withheld  if the Fund  shareholder fails to supply the Fund or its agent with such shareholder's taxpayer  identification  number  or  if  the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

The  information above is only a summary of  some  of  the  tax  considerations generally  affecting the Fund and its shareholders. No attempt has been made to discuss individual  tax  consequences.  To  determine  whether  the  Fund  is a suitable  investment  based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

THE MP63 FUND, INC.

Expense Illustration

February 28, 2005

Expense Example

As a shareholder of the MP 63 Fund, Inc., you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2004 through February 28, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The MP 63 Fund	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2004	February 28, 2005	September 1, 2004 to February 28, 2005

Actual	$1,000.00	$1,087.63	$6.51
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.70	$6.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

THE MP63 FUND, INC.

Board of Directors

February 28, 2005

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Ted S. Gladstone Age: 71 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	President, Gladstone Development Corporation (real estate development)	1	None
Gloria Schaffer Age: 73 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Harold Weinreb Age: 71 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director	Indefinite – since 1998	Consultant	1	None

Interested Directors:

Vita Nelson 1,2 Age: 66 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Director, Chairman of the Board and President	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.

Principal Officers who are not Directors:

Lester Nelson Age: 75 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Secretary	Indefinite – since 1998	Partner of the law firm of Nelson & Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc.
David Fish Age: 54 555 Theodore Fremd Ave., Suite B103 Rye, NY 10580	Treasurer	Indefinite – since 2003	Executive Editor of The Moneypaper, Inc. (newsletter)	1	None

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 7,625

FY2004

$ 7,000

Disclose the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.]

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

 NONE

NONE

FY 2004

 NONE

NONE

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2005

$ 2,250

NONE

FY 2004

$ 1,500

NONE

Nature of the fees:

For 2005, preparation of the corporate federal and state income tax returns; excise tax return and review calculation of dividend distribution for tax purposes.

For 2004, preparation of the corporate federal and state income tax returns.

(d)

All Other Fees

Registrant

Adviser

FY 2005

 NONE

NONE

FY2004

 NONE

NONE

Nature of the fees:

(e)

(1)   Disclose the  audit   committee's   pre-approval   policies  and procedures described  in  paragraph   (c)(7)  of  Rule  2-01  of Regulation S-X.

The MP63 Fund’s

AUDIT COMMITTEE POLICY

ON

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Audit  Committee of The MP63 Fund,  Inc. (the "Fund") is charged with the  responsibility  to  monitor  the  independence  of the  Fund's  independent accountants.   As  part  of  this  responsibility,   the  Audit  Committee  must pre-approve any independent  accounting firm's engagement to render audit and/or permissible  non-audit  services,  as required by law. In  evaluating a proposed engagement of the independent  accountants,  the Audit Committee will assess the effect  that  the  engagement  might  reasonably  be  expected  to  have  on the accountant's independence. The Committee's evaluation will be based on:

o

a review of the nature of the professional services expected to be provided,

o

a review of the safeguards put into place by the accounting firm to safeguard independence, and

o

periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis,  the scope of audits for the Fund,  audit fees and expenses, and audit-related and non-audit  services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the  Treasurer and the  independent  accountants  to the Audit  Committee for review and, as  appropriate,  approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the  independence of the  independent  accountants.  Proposed  services shall be described  in  sufficient  detail to enable  the Audit  Committee  to assess the appropriateness  of  such  services  and  fees,  and  the  compatibility  of the provision of such services with the auditor's independence.  The Committee shall receive  periodic  reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services  enumerated  under "Audit  Services",  "Audit-related Services",  and "Tax Services" are intended to provide guidance to the Treasurer and the  independent  accountants  as to those  categories of services which the Committee  believes  are  generally  consistent  with  the  independence  of the independent  accountants  and which the Committee  (or the  Committee  Chairman) would expect upon the  presentation of specific  proposals to  pre-approve.  The enumerated   categories  are  not  intended  as  an  exclusive  list  of  audit, audit-related  or tax services  which the Committee (or the Committee  Chairman) would consider for pre-approval.

AUDIT SERVICES

The following  categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

o

Annual Fund financial statement audits

o

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The  following  categories  of  audit-related  services  are  considered  to  be consistent with the role of the Fund's independent accountants:

o

Accounting consultations

o

Agreed upon procedure reports

o

Attestation reports

o

Other internal control reports

Individual  audit-related  services that fall within one of these categories and are not  presented  to the Audit  Committee  as part of the annual  pre-approval process will be subject to pre-approval by the Committee Chairman  (or  any other Committee member on whom this  responsibility has  been delegated).

TAX SERVICES

The following  categories of tax services are  considered to be consistent  with the role of the Fund's independent accountants:

o

Tax compliance services related to the filing or amendment of the following:

o

Federal, state and local income tax compliance; and

o

Sales and use tax compliance

o

Timely RIC  qualification  reviews

o

Tax  distribution  analysis and planning

o

Accounting  methods studies

o

Tax consulting  services and related projects

Individual  tax services  that fall within one of these  categories  and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to  pre-approval  by the Committee  Chairman (or any other  Committee member on whom this  responsibility has been delegated).

OTHER NON-AUDIT SERVICES

Certain  non-audit  services  that  the  independent   accountants  are  legally permitted to render will be subject to  pre-approval  by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any  pre-approval  decisions made pursuant to this Policy.  Non-audit services presented for pre-approval  pursuant to this paragraph will be accompanied by a confirmation  from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's  independent  accountants  will NOT render  services in the following categories of non-audit services:

o

Bookkeeping  or other services related to  the accounting records or financial statements of the Fund

o

Financial information systems design and implementation

o

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

o

Actuarial services

o

Internal audit outsourcing services

o

Management functions or human resources

o

Broker or dealer, investment adviser, or investment banking services

o

Legal services and expert services unrelated to the audit

o

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain  non-audit  services provided to The Moneypaper Advisors, Inc.  or any  entity  controlling,  controlled  by or under  common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject  to  pre-approval  by the Audit  Committee.  The only  non-audit services  provided to these  entities that will require  pre-approval  are those RELATED  DIRECTLY  TO THE  OPERATIONS  AND  FINANCIAL  REPORTING  OF  THE  FUND.  Individual projects that are not presented to the Audit Committee as part of the annual  pre-approval  process,  will be subject to pre-approval by the Committee Chairman (or any other  Committee  member on whom this  responsibility  has been delegated  Services presented for pre-approval pursuant to this paragraph will be accompanied  by a  confirmation  from  both the  Treasurer  and the  independent accountants   that  the  proposed   services  will  not  adversely   affect  the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services  provided to The Moneypaper Advisors, Inc. Affiliates,  the  Committee  will  receive  an  annual  report  from the  Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

100%

NONE

Tax Fees:

100%

NONE

All Other Fees:

NONE

NONE

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY2005

$ 2,250

FY2004

$ 1,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.

Harold Weinreb

Ted Gladstone

Gloria L. Schaffer

Item 6.  Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not yet applicable.

Item 9.  Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No Changes.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of April 26, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 3, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date May 3, 2005

By /s/David Fish

*David Fish

Treasurer

(principal financial officer)

Date May 3, 2005

* Print the name and title of each signing officer under his or her signature.